UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 1, 2011
               ------------------------------------------------
               Date of Report (date of earliest event reported)

                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number

           Box 566/1774 Summitview Way, Crestone, Colorado 81131
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01  REGULATION FD DISCLOSURE.

     On March 15, 2011, the Company issued an "operational update" press release regarding the construction and start-up of its Kreider Farms #1 project. The press release and related photos have been posted on our websites: www.biontech.com and www.bionpa.com.

ITEM 8.01 OTHER EVENTS.

     On March 5, 2011 the Company executed a five year employment agreement with James Morris, the Company's Chief Technology Officer. A copy of the agreement(without exhibits) is attached hereto as Exhibit 10.1.

     On March 1, 2011 the Company executed a two year employment agreement with John R. Grabowski who joins the Company as a Director of Business Development. A copy of the agreement (without exhibits) is attached hereto as Exhibit 10.2.

     On March 8, 2011 the Company entered into a Clarification Agreement with Kreider Farms (copy attached hereto as Exhibit 10.3).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

Exhibit No.     Description

 10.1           James Morris Employment Agreement*

 10.2           John R. Grabowski Employment Agreement*

 10.3           Kreider Farms Clarification Agreement*

 99.1 Operational Update Press Release re Kreider Farms System (& other matters) (dated March 15, 2011)*

* Filed electronically herewith.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  March 16, 2011             By: /s/ Mark A. Smith
                                      Mark A. Smith, President















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